UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22435

Kayne Anderson Energy Development Company

(Exact name of registrant as specified in charter)

811 Main Street, 14th Floor, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2017

Date of reporting period: November 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Energy Development Company (the “Registrant”) to stockholders for the fiscal year ended November 30, 2017 is attached below.

Energy Development Company

KED Annual Report

November 30, 2017

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Development Company (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; master limited partnership (“MLP”) industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

January 24, 2018

Dear Fellow Stockholders:

It would be easy to start this letter by saying what a difficult year it was for the MLP/Midstream space, but we believe the full story is far more positive. While stock price performance fell well short of expectations, the fundamentals that drive operating performance improved meaningfully during the year. The operating environment for companies in the midstream sector is much better today than the prior few years, and the MLP sector is on much stronger footing. This backdrop makes us very optimistic about the outlook for the next few years — we believe MLPs/Midstream companies are poised to generate very attractive returns.

Taking this a step further, we are optimistic about the Company’s outlook as well. We believe that the portfolio is well positioned to benefit from a recovery in MLP/Midstream valuations, and the Company’s balance sheet is in excellent shape. Tax reform was very positive for the Company’s net asset value per share, and future performance will benefit from lower corporate tax rates.

We recognize that the last three years have been very tough for MLP/Midstream investors. Equity prices are well below their August 2014 peak, have been more volatile than expected and have meaningfully underperformed the broader markets. Quite a few MLPs reduced their distributions either directly or indirectly (through simplification transactions) during this downturn. While this should not be a total surprise given the magnitude and duration of the commodity price downturn, this was not how the MLP structure was supposed to work. There are numerous company-specific reasons, but most of the cuts can be linked to (i) more commodity price volatility (both direct and indirect) in operating results than advertised, (ii) inadequate distribution coverage ratios, (iii) commitments to spend capital to build new midstream assets that were predicated on continued volume growth and (iv) too much financial leverage. Finally, and perhaps most importantly, the downturn pointed out some weaknesses in the MLP structure — instances where limited partners and the general partner were not aligned and the structure did not provide adequate protections for the limited partners. Not only were these transactions unfavorable for these partnerships’ unitholders, they were bad for the MLP sector as a whole.

We mention these facts in an effort to address some of the sector’s challenges. Much like the energy industry as a whole, the MLP sector has had to evolve in an effort to respond to the downturn. That evolution process has started, but more progress must be made. We believe that more changes are needed to regain investor trust. We think that most management teams in the MLP sector will be receptive to such changes, and we plan to be an active participant in helping guide the process.

Industry Outlook

Energy-related commodity prices (most notably crude oil) have recovered very nicely from the multi-year lows set in early 2016. Crude oil prices are above $60 per barrel and at their highest levels since late 2014. Activity levels for the energy industry have steadily increased over the last two years as the sector has become very good at “doing more with less.” Perhaps one of the most astounding statistics in light of the multi-year downturn is that the United States is projected to produce record volumes of crude oil, natural gas and natural gas liquids (NGLs) during 2018. Production levels for all three commodities in 2018 will be meaningfully higher than what the U.S. produced in 2014 even though commodity prices are expected to be substantially lower this year than in 2014. This is an impressive accomplishment that should lead to improved operating results for MLPs/Midstream companies and bode well for future stock price performance.

Currently, the U.S. is producing approximately 9.8 million barrels of crude oil and is the third largest producer of crude oil in the world — trailing only Saudi Arabia and Russia. The current production levels are nearly 1 million barrels per day higher than last year. The EIA is projecting that the U.S. will exit 2018 around 10.5 million barrels per day (up 8% year-over-year) and exit 2019 around 11.0 million barrels per day (up another 5%), and many industry experts expect the U.S. to overtake both Russia and Saudi Arabia at some point in the next 12 to 18 months as the largest producer of oil in the world.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

For natural gas and NGLs, which are more important than crude oil for MLPs/Midstream companies, there was never a meaningful volume decline. Natural gas production remained essentially flat during the downturn, declining a mere 1% during 2016, and the U.S. is now producing record levels. Furthermore, the EIA expects natural gas production to grow 6% this year and 4% next year. For NGLs, production has been up every year since 2005 and is expected to grow 13% this year and 6% in 2019.

Record levels of production mean there are a lot of growth opportunities for MLPs/Midstream companies. The expected production growth in basins like the Permian in west Texas, the Denver-Julesberg in Colorado and the Bakken in North Dakota will also create the need for new projects to transport crude, natural gas and NGLs to market, and we have seen many large-scale pipeline projects announced over the last 12 months. It is also important to note that many large pipeline projects that were started prior to the downturn have been going into service, which means that the MLPs and Midstream Companies that own these pipelines (and have already spent the capital to build these assets) should enjoy the financial benefit as the assets are placed in service and volumes increase. Finally, companies in the midstream industry should be one of the primary beneficiaries of the opportunity to export commodities, as they own the pipelines, terminals and docks that make it possible. The U.S. is currently exporting over a million barrels per day of crude oil, over three million barrels per day of refined products, over a million barrels per day of NGLs and over 2 billion cubic feet per day of liquefied natural gas, or LNG, and these figures continue to grow.

MLP Structure and Industry Trends

The MLP sector is in a state of transition. The downturn has caused many MLPs and investors to reassess the “business model” utilized by these companies. Historically, the MLP business model has been to pay out all free cash flow (in the form of distributions to unit holders) and finance growth capital expenditures with capital from external sources. We generally believe that this model can continue to work and that calls for MLPs to be “self-financing” are both unrealistic and not in the best interest of investors. MLPs with long lead time growth projects need to have less leverage and more distribution coverage to absorb periods of volatility in the capital markets without putting the balance sheet or distribution at risk. We think it is clear, in retrospect, that many of these projects were not able to achieve their advertised return targets (~8x multiples), and that MLPs need to exercise greater financial discipline when undertaking new projects. Finally, we think it is also clear that, while incentive distribution rights (IDRs) can serve as a valuable tool to incentivize the general partner to grow the distribution in the early years of an MLP, they can become a burden over time that must be reduced or eliminated.

Equally important as the items mentioned above is a fundamental need for improved corporate governance. The sector needs to look in the mirror and recognize that the current governance structure for many MLPs is unacceptable for a public company and has to be meaningfully improved. Long gone are the days of MLPs being small cap stocks owned exclusively by retail investors. We have been vocal expressing our opinions to MLP management teams over the last few years on this topic — in particular as it pertains to related-party transactions. We are paying very close attention to the terms of those deals and will be quick to point out instances where insiders appear to benefit to the detriment of outside investors. We strongly believe that MLPs would be well served to have more independent directors and to have such directors elected by the limited partners on an annual basis.

In addition to the changes happening in the MLP sector, there have been some noteworthy changes in the broader midstream industry. For many years, the MLP format was the obvious structure of choice to hold midstream assets. While a meaningful portion of assets in the midstream industry are held by MLPs, an increasing amount of assets are now held by Midstream Companies (which are taxable entities). This trend began in earnest during 2014 when Kinder Morgan acquired its related MLPs and has continued with ONEOK, Targa Resources and SemGroup completing similar transactions. MLPs and Midstream Companies are becoming much more similar, and it is increasingly important to include both when talking about the midstream industry. This

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

trend is perhaps best reflected in the Company’s schedule of investments — today, Midstream Companies represent 15% of the portfolio versus 7% a year ago. While we expect MLPs to continue to be a preferred structure to own midstream assets, we also expect that certain companies will opt to hold midstream assets in corporate form. We believe both structures make sense. Our goal is to position the Company to be able to invest in quality midstream assets regardless of the structure.

Performance Review

We primarily measure the Company’s performance based on its Net Asset Value Return, which is equal to the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment program). For fiscal 2017, the Company’s Net Asset Value Return was negative 7.1%. During the same period, the total return for the Alerian MLP Index, or AMZ, was negative 6.8%. Coming off a year of outperformance during fiscal 2016, we are disappointed to have underperformed the AMZ, but would note that closed-end funds similar to the Company typically underperform the index in a down market due to leverage and expenses. Our return on an asset-level basis (before the impact of leverage or expenses) was 2.8% better than the AMZ. From the beginning of fiscal 2018 through the date of this letter, the Company’s Net Asset Value Return was 24.6%, aided in part by the impact of Tax Reform as detailed below.

Another measure of the Company’s performance is Market Return (share price change plus reinvested dividends), which was negative 14.4% for fiscal 2017. This measure fell below our NAV Return because our stock price went from trading at a 1.8% premium to NAV per share at the beginning of the year to trading at a 6.3% discount to NAV at the end of the year.

As we signaled in last year’s letter, we also decided to reduce the distribution from $0.48 per share to $0.40 per share for the distribution that was payable in April 2017. The trend of simplification transactions whereby MLPs (or corporate general partners) with lower yields acquire MLPs with a higher yield continued in 2017, and the resulting “back-door” distribution cuts, along with regular-way distribution cuts, reduced our net distributable income, or NDI. Accordingly, the board of directors believed it was appropriate to reduce the distribution. While we believe that most of these simplification transactions have occurred, there are still a handful of Midstream Companies that could choose to pursue simplification, and one, Energy Transfer, has indicated that it is likely to pursue a simplification transaction in 2019. We believe it is unlikely that we see many additional distribution cuts from MLPs in our portfolio.

While we do not expect many more distribution cuts, some MLPs/Midstream companies are placing less emphasis on distribution growth and more emphasis on building coverage. To a point, we believe this is positive for the sector. Companies need to be thoughtful and balanced when considering distribution increases (and such increases need to be supported by growing cash flows), but we believe investors will ultimately ascribe the best valuations to companies that pay out the majority of their cash flows to investors in the form of quarterly distributions. We are very much in favor of companies using a portion of cash flow to finance growth projects, but distributions are very important to equity investors.

Similarly, we believe a key piece of the value proposition for our investors is our quarterly distribution. Our goal is to pay an attractive distribution that is supported by the NDI generated from our portfolio investments. An important consideration when selecting portfolio investments is the yield those investments generate, but it is by no means the only consideration. As the sector evolves, we will evaluate our distribution (and distribution policy) to ensure it best positions the Company to achieve its investment objective (generate high after-tax returns).

Impact of Tax Reform

Let me take a moment to comment on the recently enacted Tax Cuts and Jobs Act (“Tax Reform”), both as it relates to the Company and the MLP/Midstream sector. For MLPs, the best news coming out of Tax Reform is that the provisions in the tax code that allow energy companies to organize as publicly traded partnerships were

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

left alone. For years, the prospect of Congress removing the exemption from corporate taxes was a constant overhang on the sector. MLPs (and unitholders) will also benefit from the immediate expensing of capital expenditures for the next five years, which should increase, all else equal, the percentage of distributions that is treated as return of capital (and thus tax deferred). Tax Reform also introduced a new limitation on the deductibility of net interest expense. For at least the next four years, we do not believe this limitation will have a meaningful impact on MLPs. For individual owners of MLPs, Tax Reform also will allow a deduction of 20% of the qualified income passed through from MLPs, which should enhance the attractiveness of owning MLPs. For the Midstream Companies in our portfolio, many do not pay a significant amount of cash taxes, and we believe the immediate expensing of capital expenditures should extend the time period during which these companies will pay minimal cash taxes.

For the Company, the most meaningful change from Tax Reform is the reduction in the federal corporate tax rate from 35% to 21%. Because the Company’s deferred tax liability is based on the federal corporate tax rate plus a blended state rate, the enactment of Tax Reform significantly reduced our deferred tax liability and increased our net asset value. We revalued our deferred tax liability at the lower rate on December 22, 2017, which resulted in an increase to our net asset value per share of $0.98 (or 6%). The Company will also be impacted by limitations on the deductibility of net interest expense, limitations on net operating loss carryforwards and elimination of the corporate Alternative Minimum Tax. We believe the decrease in our tax rate significantly outweighs the impact of new limitations on our deductions. Further, to the extent our deductions are limited by the new tax rules, we will be able to carry forward such deductions to reduce taxable income in future periods. We also expect to benefit from the immediate expensing of qualified capital expenditures by our portfolio companies, as we believe this will result in a higher tax shield on the distributions that they pay to the Company.

Outlook

While we have been in a very challenging market for more than three years, we believe the outlook for the midstream industry is very good. A significant number of MLPs have addressed their IDRs, strengthened their balance sheets, right-sized their distributions and are focusing more on shareholder returns. Most companies have “taken their medicine” and are healthier for it today.

Moreover, the fundamentals for MLPs/Midstream companies continue to improve and should lead to strong operating results. Domestic production levels are increasing and will soon be at record levels. Projects are being placed into service and operating results will start to reflect the impact of these new assets. Further, many companies will see additional opportunities to grow their businesses — both from increased production levels and increased exports. There is little doubt that there is plenty to be excited about heading into 2018.

In addition to a strong fundamental outlook, valuations are supportive of continued recovery in MLP/Midstream equities. Currently, the AMZ stands at 302 and yields 7.0%. With 10-year U.S. Treasury Bonds currently yielding 2.65%, the MLP “spread to Treasuries” stands at 436 basis points, which is meaningfully higher than the historical average of approximately 300-350 basis points. The sector also looks attractive based on more traditional valuation metrics such as Enterprise Value to EBITDA and Price to Distributable Cash Flow multiples.

We are optimistic for continued recovery in the MLP/Midstream sector. In last year’s letter, we said the worst was behind us and that was clearly true from a fundamental standpoint. We believed that stock price performance would follow fundamentals, but that didn’t happen in 2017. This year, we believe that stock prices should “catch up” to the improved fundamentals and lead to strong returns. Needless to say, the fact that the AMZ is up 15% since year-end gives us even more confidence that our current expectation will be more accurate than last year’s prediction.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

LETTER TO STOCKHOLDERS

We appreciate your investment in the Company and look forward to executing on our business plan of achieving high after-tax total returns by investing in MLPs and other Midstream Companies. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors

and Chief Executive Officer

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio of Long-Term Investments by Category

November 30, 2017	November 30, 2016

Top 10 Holdings by Issuer(1)

		Percent of Long-Term Investments as of November 30,
Holding	Category	2017	2016
1. Energy Transfer Partners, L.P.(2)	Midstream MLP	11.2%	10.2%
2. Enterprise Products Partners L.P.	Midstream MLP	8.6	6.8
3. Western Gas Partners, LP	Midstream MLP	8.1	7.6
4. Williams Partners L.P.	Midstream MLP	7.6	9.4
5. ONEOK, Inc.(3)	Midstream Company	7.6	—
6. Targa Resources Corp.	Midstream Company	5.7	6.8
7. MPLX LP	Midstream MLP	4.9	3.8
8. Tallgrass Energy Partners, LP	Midstream MLP	4.2	3.3
9. Buckeye Partners, L.P.	Midstream MLP	3.5	2.6
10. Andeavor Logistics LP	Midstream MLP	3.1	2.9

(1)	Does not include our ownership Plains All American Pipeline, L.P. (“PAA”), Plains GP Holdings, L.P. (“PAGP”) or Plains AAP, L.P. (“PAGP-AAP”), which are affiliates and separate issuers. On a combined basis the holdings in these investments would be 4.0% and 7.4% of long-term investments at November 30, 2017 and 2016, respectively.

(2)	On April 28, 2017, Energy Transfer Partners, L.P. (“ETP”) and Sunoco Logistics Partners L.P. (“SXL”) completed a unit-for-unit merger. As of November 30, 2016, our combined investment in ETP and SXL represented 14.6% of long-term investments.

(3)	On June 30, 2017, ONEOK, Inc. (“OKE”) and ONEOK Partners, L.P. (“OKS”) completed a stock-for-unit merger. As of November 30, 2016, we did not own any OKE shares, and our investment in OKS represented 8.5% of long-term investments.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Company Overview

Kayne Anderson Energy Development Company is a non-diversified, closed-end fund that commenced operations on September 21, 2006. We are a taxable corporation, paying federal and applicable state taxes on our taxable income. Our investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. We seek to achieve this objective by investing at least 80% of our total assets in securities of Energy Companies. A key focus area for our investments is equity and debt investments in public and private entities structured as limited partnerships (“MLPs”). We also own equity and debt investments in Upstream, Midstream and Other Energy Companies (as such terms are defined in
Note 1 –Organization).

As of November 30, 2017, we had total assets of $289 million, net assets applicable to our common stockholders of $174 million (net asset value of $16.16 per share), and 10.8 million shares of common stock outstanding. As of November 30, 2017, we held $281 million in equity investments and no debt investments.

Recent Events

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law, reducing the federal corporate tax rate from 35% to 21%. Because our deferred tax liability is based primarily on the federal corporate tax rate, the enactment of the Tax Reform Bill significantly reduced our deferred tax liability and increased our net asset value. We revalued our deferred tax liability at the lower rate on December 22, 2017, which resulted in an increase to our net asset value of $0.98 per share (or 5.8%).

Other changes in the Tax Reform Bill that impact us include limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and elimination of carrybacks). While these new limitations will impact certain deductions to taxable income, we believe that the benefits of a lower federal corporate tax rate will far outweigh such limitations. To the extent certain deductions are limited in any given year, we will be able to utilize such deductions in future periods if we have sufficient taxable income.

The Tax Reform Bill also repealed the corporate Alternative Minimum Tax (“AMT”) for tax years beginning after December 31, 2017 and provides that existing AMT credit carryforwards will be refundable. We will remain subject to corporate AMT for fiscal 2018 but expect to file for refunds of AMT credit carryforwards, if any, beginning in fiscal 2019. Further, the Tax Reform Bill permits immediate expensing of qualified capital expenditures for the next five years, and as a result, we believe that our portfolio companies may pass through more deduction to us which may result in a higher portion of distributions received to be characterized as return of capital.

Results of Operations — For the Three Months Ended November 30, 2017

Investment Income.    Investment income totaled $0.7 million for the quarter. We received $5.8 million of dividends and distributions during the quarter, of which $5.1 million was treated as a return of capital and $0.03 million was treated as distributions in excess of cost basis.

Operating Expenses.    Operating expenses totaled $2.1 million, including $0.9 million of investment management fees (net of a $0.4 million fee waiver), $0.6 million of interest expense (including non-cash amortization of debt issuance costs of $0.1 million) and $0.4 million of other operating expenses. Preferred stock distributions during the quarter were $0.2 million.

Net Investment Loss.    Our net investment loss totaled $0.9 million and included a current tax benefit of $0.6 million and a deferred tax expense of $0.1 million.

Net Realized Gains.    We had net realized gains from investments of $4.8 million, consisting of realized gains from long-term investments of $7.6 million, a current tax expense of $2.9 million and a deferred tax benefit of $0.1 million.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Change in Unrealized Gains.    We had a net decrease in our unrealized gains of $13.4 million. The net change consisted of a $21.3 million decrease in our unrealized gains from investments and a deferred tax benefit of $7.9 million.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $9.5 million. This decrease was comprised of a net investment loss of $0.9 million, net realized gains of $4.8 million and a net decrease in unrealized gains of $13.4 million, as noted above.

Results of Operations – For the Fiscal Year Ended November 30, 2017

Investment Income. Investment income totaled $2.3 million for the year. We received $24.4 million of dividends and distributions during the year, of which $22.0 million was treated as a return of capital and $0.1 million was treated as distributions in excess of cost basis. Return of capital was increased by $0.6 million due to 2016 tax reporting information that we received in fiscal 2017.

Operating Expenses. Operating expenses totaled $8.9 million, including $4.1 million of investment management fees (net of a $1.6 million fee waiver), $2.7 million of interest expense (including non-cash amortization of debt issuance costs of $0.6 million) and $1.3 million of other operating expenses. Preferred stock distributions during the year were $0.9 million.

Net Investment Loss. Our net investment loss totaled $4.3 million and included a current tax benefit of $1.6 million and a deferred tax benefit of $0.7 million.

Net Realized Gains. We had net realized gains from investments of $16.1 million, consisting of realized gains from long-term investments of $25.4 million, net realized gains from option activity of $0.05 million, a current tax expense of $6.7 million and a deferred tax expense of $2.7 million.

Net Change in Unrealized Gains. We had a net decrease in our unrealized gains of $25.7 million. The net change consisted of a $40.8 million decrease in our unrealized gains from long-term investments, net unrealized gains from option activity of $0.2 million and a deferred tax benefit of $14.9 million.

Net Decrease in Net Assets Resulting from Operations. We had a decrease in net assets resulting from operations of $13.9 million. This decrease was comprised of a net investment loss of $4.3 million, net realized gains of $16.1 million and a net decrease in unrealized gains of $25.7 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded generally by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends or non-cash distributions received, and (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”).

Operating expenses include (a) investment management fees paid to our investment adviser (KAFA), (b) other expenses (mostly comprised of fees paid to other service providers) and (c) interest expense and preferred stock distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

	Three Months Ended November 30, 2017	Fiscal Year Ended November 30, 2017
Distributions and Other Income from Investments
Dividends and Distributions(1)	$5.80	$24.46
Call Options Repurchased	—	0.05

Total Distributions from Investments	5.80	24.51
Expenses
Net Investment Management Fee	(0.92)	(4.09)
Other Expenses	(0.36)	(1.26)
Interest Expense	(0.51)	(2.08)
Preferred Stock Distributions	(0.21)	(0.84)

Net Distributable Income (NDI)	$3.80	$16.24

Weighted Shares Outstanding	10.8	10.7
NDI per Weighted Share Outstanding	$0.352	$1.512

Adjusted NDI per Weighted Share Outstanding(2)	$0.365	$1.563

Distributions paid per Common Share(3)	$0.400	$1.60

(1)	See Note 2 — Significant Accounting Policies to the Financial Statements for additional information regarding paid-in-kind and non-cash dividends and distributions.

(2)	Adjusted NDI for the fourth quarter and year includes $0.14 million and $0.56 million, respectively, of consideration received in the merger of MarkWest Energy Partners, L.P. and MPLX LP. Because the acquiring entity has deemed part of the merger consideration to be compensation to help offset the lower quarterly distribution that unitholders of the acquired entity would receive after closing, we believe it to be appropriate to include this amount in Adjusted NDI. This merger consideration is not included in investment income for GAAP purposes, but rather is treated as additional consideration when calculating the realized or unrealized gain (loss) that results from the merger transaction.

(3)	The distribution of $0.40 per share for the fourth quarter of fiscal 2017 was paid on January 12, 2018. Distributions for fiscal 2017 include the distributions paid in April 2017, July 2017, October 2017 and January 2018.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our credit facility and terms of our preferred stock. Because our quarterly distributions are funded primarily by NDI generated from our portfolio investments, the Board of Directors, in determining our quarterly distribution to common stockholders, gives a significant amount of consideration to the NDI and Adjusted NDI generated in the current quarter, as well as the NDI that our portfolio is expected to generate over the next twelve months. The Board of Directors also considers other factors, including but not limited to, realized and unrealized gains generated by the portfolio.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

•

GAAP recognizes distributions received from MLPs that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•

NDI includes the value of paid-in-kind dividends and distributions, whereas such amounts are not included as investment income for GAAP purposes during the period received, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

We may hold debt securities from time to time. Certain of our investments in debt securities may be purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we received from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

At November 30, 2017, we had total leverage outstanding of $85 million, which represented 29% of total assets. At quarter end, total leverage was comprised of $60 million outstanding under our secured term loan (the “Term Loan”) and $25 million of mandatory redeemable preferred shares (“MRP Shares”). As of November 30, 2017, we did not have any borrowings outstanding under our secured revolving credit facility (the “Revolving Credit Facility”), and we had $8 million of cash and cash equivalents. As of January 19, 2018, we had $60 million outstanding under the Term Loan, $2 million outstanding under the Revolving Credit Facility, and we had $1 million of cash and cash equivalents.

Our senior secured credit facility (the “Credit Facility”) is comprised of a $60 million Term Loan and a $70 million Revolving Credit Facility. We entered into the Credit Facility on August 11, 2017. The Term Loan has a four-year term maturing on August 11, 2021, and the Revolving Credit Facility has a two-year commitment maturing on August 11, 2019. The interest rate on $30 million of the Term Loan is fixed at 3.06%, and the interest rate on the remaining $30 million of the Term Loan is LIBOR plus 1.40%. The interest rate on outstanding loan balances on the Revolving Credit Facility is LIBOR plus 1.25%. We pay a fee of 0.30% per annum on any unused amounts under the Revolving Credit Facility.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

MANAGEMENT DISCUSSION

(UNAUDITED)

At November 30, 2017, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 432% for debt and 305% for total leverage (debt plus preferred stock). As a result of the Tax Reform Bill and lower federal corporate tax rate, we recently increased our target asset coverage ratio with respect to our debt from 385% to 400% and our target total leverage asset coverage ratio from 290% to 300%. The goal of these increased target asset coverage ratios is to ensure that the Company can withstand the same market decline prior to the change in federal corporate tax rate set forth in the Tax Reform Bill. At times we may be above or below this target depending upon market conditions as well as certain other factors, including the basic maintenance amount as stated in our rating agency guidelines.

At November 30, 2017, our total leverage consisted of both fixed rate (65%) and floating rate (35%) obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.25%.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2017

(amounts in 000’s)

Description	No. of Shares/Units	Value
Long-Term Investments — 161.3%
Equity Investments(1) — 161.3%
Midstream MLP — 134.3%
Andeavor Logistics LP	195	$8,706
BP Midstream Partners LP(2)	217	3,955
Buckeye Partners, L.P.	213	9,801
Crestwood Equity Partners LP	204	4,875
DCP Midstream, LP	207	7,290
Dominion Midstream Partners, LP — Convertible Preferred Units(3)(4)(5)	106	3,631
Enbridge Energy Partners, L.P.	301	4,401
Energy Transfer Partners, L.P.	1,898	31,524
EnLink Midstream Partners, LP	423	6,765
Enterprise Products Partners L.P.(6)	982	24,175
EQT Midstream Partners, LP	84	5,730
Genesis Energy, L.P.	141	3,031
Global Partners LP	297	5,174
Magellan Midstream Partners, L.P.	62	4,181
MPLX LP	383	13,728
NGL Energy Partners LP	285	3,559
NuStar Energy L.P	60	1,743
Oasis Midstream Partners LP(2)	294	5,327
Phillips 66 Partners LP	70	3,285
Plains All American Pipeline, L.P.(7)	152	2,969
Plains GP Holdings, L.P.(7)	70	1,441
Plains GP Holdings, L.P. — Plains AAP, L.P.(4)(7)(8)	345	7,098
Shell Midstream Partners, L.P.	161	4,347
Sprague Resources LP	99	2,396
Summit Midstream Partners, LP	195	3,699
Tallgrass Energy Partners, LP	266	11,679
TC PipeLines, LP	108	5,482
Western Gas Partners, LP	505	22,615
Williams Partners L.P.	581	21,337

		233,944

Midstream Company — 23.8%
Kinder Morgan, Inc.	137	2,355
ONEOK, Inc.	410	21,288
Tallgrass Energy GP, LP	79	1,783
Targa Resources Corp.	367	15,908

		41,334

Shipping MLP — 2.7%
Capital Product Partners L.P. — Class B Units(3)(4)(9)	606	4,752

General Partner MLP — 0.5%
Energy Transfer Equity, L.P.	50	807

Total Long-Term Investments — United States — 161.3% (Cost — $284,538)		280,837

Short-Term Investment — 3.3%
Money Market Fund — 3.3%
JPMorgan 100% U.S. Treasury Securities Money Market Fund — Capital Shares, 0.97%(10) (Cost — $5,745)	5,745	5,745

Total Investments —164.6% (Cost — $290,283)		286,582

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2017

(amounts in 000’s)

Description	Value
Debt	$(60,000)
Mandatory Redeemable Preferred Stock at Liquidation Value	(25,000)
Current Income Tax Liability	(5,350)
Deferred Income Tax Liability	(23,243)
Other Assets in Excess of Other Liabilities	1,170

Net Assets Applicable To Common Stockholders	$174,159

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(3)	Fair valued security. See Notes 2 and 3 in Notes to Financial Statements.

(4)	The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of November 30, 2017, the aggregate value of restricted securities held by the Company was $15,481 (5.4% of total assets), which included $7,098 of Level 2 securities and $8,383 of Level 3 securities. See Note 7 — Restricted Securities.

(5)	On December 1, 2016, the Company purchased, in a private placement, Series A Convertible Preferred Units (“DM Convertible Preferred Units”) from Dominion Midstream Partners, LP (“DM”). The DM Convertible Preferred Units are senior to the common units in terms of liquidation preference and priority of distributions and pay a quarterly distribution of $0.3135 per unit for the first two years and thereafter will pay the higher of (a) $0.3135 per unit or (b) the distribution that the DM Convertible Preferred Units would receive on an as converted basis. For the first two years, the distribution may be paid, at DM’s option, in cash or in units. After two years, the distribution will be paid in cash. The DM Convertible Preferred Units are subject to a lock-up agreement through December 1, 2017. Holders of the DM Convertible Preferred Units may convert on a one-for-one basis to DM common units any time after December 1, 2018.

(6)	In lieu of cash distributions, the Company has elected to receive distributions in additional units through the partnership’s dividend reinvestment program.

(7)	The Company believes that it is an affiliate of Plains All American Pipeline, L.P. (“PAA”), Plains GP Holdings, L.P. (“PAGP”) and Plains AAP, L.P. (“PAGP-AAP”). See Note 5 — Agreements and Affiliations.

(8)	The Company’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Notes 3 and 7 in Notes to Financial Statements.

(9)	Class B Units are convertible on a one-for-one basis into common units of Capital Product Partners L.P. (“CPLP”) and are senior to the common units in terms of liquidation preference and priority of distributions (liquidation preference of $9.00 per unit). The Class B Units pay quarterly cash distributions and are convertible at any time at the option of the holder. The Class B Units paid a distribution of $0.21375 per unit for the fourth quarter.

(10)	Rate indicated is the current yield as of November 30, 2017.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2017

(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $276,023)	$269,329
Affiliated (Cost — $8,515)	11,508
Short-term investments (Cost — $5,745)	5,745

Total investments (Cost — $290,283)	286,582
Cash	2,000
Dividends and distributions receivable	89
Deferred credit facility offering costs and other assets	481

Total Assets	289,152

LIABILITIES
Investment management fee payable	924
Accrued directors’ fees and expenses	60
Accrued expenses and other liabilities	816
Current income tax liability	5,350
Deferred income tax liability	23,243
Term loan	60,000
Unamortized term loan issuance costs	(335)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,000,000 shares issued and outstanding)	25,000
Unamortized mandatory redeemable preferred stock issuance costs	(65)

Total Liabilities	114,993

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$174,159

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (199,000,000 shares authorized; 10,777,174 shares issued and outstanding)	$11
Paid-in capital	188,375
Accumulated net investment loss, net of income taxes, less dividends	(129,881)
Accumulated net realized gains on investments, net of income taxes	117,861
Net unrealized losses on investments, net of income taxes	(2,207)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$174,159

NET ASSET VALUE PER COMMON SHARE	$16.16

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF OPERATIONS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2017

(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$23,028
Affiliated investments	1,437

Total dividends and distributions	24,465
Return of capital	(22,038)
Distributions in excess of cost basis	(104)

Net dividends and distributions	2,323
Interest income	4

Total Investment Income	2,327

Expenses
Investment management fees, before investment management fee waiver	5,639
Professional fees	504
Directors’ fees and expenses	241
Administration fees	126
Insurance	86
Custodian fees	70
Other expenses	233

Total Expenses — before fee waiver, interest expense and preferred distributions	6,899

Investment management fee waiver	(1,551)
Interest expense and amortization of offering costs	2,702
Distributions on mandatory redeemable preferred stock and amortization of offering costs	870

Total Expenses — before taxes	8,920

Net Investment Loss — Before Taxes	(6,593)
Current income tax benefit	1,620
Deferred income tax benefit	664

Net Investment Loss	(4,309)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains
Investments — non-affiliated	22,027
Investments — affiliated	3,403
Options	45
Current income tax expense	(6,636)
Deferred income tax expense	(2,722)

Net Realized Gains	16,117

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(28,453)
Investments — affiliated	(12,350)
Options	157
Deferred income tax benefit	14,931

Net Change in Unrealized Gains	(25,715)

Net Realized and Unrealized Losses	(9,598)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(13,907)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016
OPERATIONS
Net investment loss, net of tax(1)	$(4,309)	$(4,190)
Net realized gains (losses), net of tax	16,117	(676)
Net change in unrealized gains, net of tax	(25,715)	28,381

Net Increase (Decrease) in Net Assets Resulting from Operations	(13,907)	23,515

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(2)
Dividends	(16,006)	(2,022)
Distributions — return of capital	(2,022)	(18,434)

Dividends and Distributions to Common Stockholders	(18,028)	(20,456)

CAPITAL STOCK TRANSACTIONS
Issuance of 43,309 shares of common stock	—	670 (3)
Issuance of 72,465 and 86,861 shares of common stock from reinvestment of dividends and distributions, respectively	1,259	1,377

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	1,259	2,047

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(30,676)	5,106

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of year	204,835	199,729

End of year	$174,159	$204,835

(1)	Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 – Significant Accounting Policies. Distributions in the amount of $842 paid to holders of MRP Shares during the fiscal year ended November 30, 2017 were characterized as distributions (return of capital), and distributions in the amount of $842 paid to holders of MRP Shares during the fiscal year ended November 30, 2016 were characterized as dividends (eligible to be treated as qualified dividend income). This characterization is based on the Company’s earnings and profits.

(2)	Distributions paid to common stockholders for the fiscal years ended November 30, 2017 and 2016 were characterized as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital). This characterization is based on the Company’s earnings and profits.

(3)	On December 17, 2015, the Company’s investment advisor, KA Fund Advisors, LLC, purchased $670 of newly issued shares funded in part with the after-tax management fees received during the fourth quarter of fiscal 2015.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

STATEMENT OF CASH FLOWS

FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2017

(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(13,907)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	22,038
Distributions in excess of cost basis	104
Net realized gains	(25,475)
Net change in unrealized gains	40,646
Purchase of long-term investments	(83,331)
Proceeds from sale of long-term investments	88,962
Purchase of short-term investments, net	(5,745)
Decrease in deposits with brokers	124
Decrease in receivable for securities sold	2,438
Increase in dividends and distributions receivable	(3)
Amortization of debt offering costs	621
Amortization of mandatory redeemable preferred stock offering costs	28
Decrease in prepaid expenses and other assets	58
Decrease in income tax receivable	17,784
Decrease in investment management fee payable	(99)
Decrease in call options written	(124)
Decrease in accrued directors’ fees and expenses	(1)
Increase in accrued expenses and other liabilities	156
Increase in current income tax liability	5,350
Decrease in deferred income tax liability	(12,873)

Net Cash Provided by Operating Activities	36,751

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in borrowings under credit facility	(8,000)
Decrease in borrowings under term loan	(10,000)
Costs associated with issuance of credit facility and term loan	(663)
Cash distributions paid to common stockholders	(16,769)

Net Cash Used in Financing Activities	(35,432)

NET INCREASE IN CASH	1,319
CASH — BEGINNING OF YEAR	681

CASH — END OF YEAR	$2,000

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consisted of reinvestment of distributions pursuant to the Company’s dividend reinvestment plan of $1,259.

During the fiscal year ended November 30, 2017, there were $139 of state income tax refunds received and $17,980 of federal income tax refunds received. The Company paid interest of $1,917 on its debt obligations.

During the fiscal year ended November 30, 2017, the Company received $1,484 of non-cash dividends and distributions. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.14	$18.89	$33.14
Net investment income (loss)(2)	(0.40)	(0.39)	(0.20)
Net realized and unrealized gain (loss) on investments	(0.89)	2.57	(11.94)
Net change in unrealized losses — conversion to taxable corporation	—	—	—

Total income (loss) from investment operations	(1.29)	2.18	(12.14)

Common dividends(3)	(1.49)	(0.19)	(2.11)
Common distributions — return of capital(3)	(0.19)	(1.73)	—

Total dividends and distributions — common	(1.68)	(1.92)	(2.11)

Effect of common shares issued in reinvestment of distributions	(0.01)	(0.01)	—

Net asset value, end of period	$16.16	$19.14	$18.89

Market value per share of common stock, end of period	$15.15	$19.48	$17.39

Total investment return based on common stock market value(4)	(14.4)%	26.1%	(46.1)%
Total investment return based on net asset value(5)	(7.1)%	14.1%	(38.1)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$174,159	$204,835	$199,729
Ratio of expenses to average net assets:
Management fees	2.8%	2.7%	2.7%
Other expenses	0.6	0.6	0.4

Subtotal	3.4	3.3	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8	1.7	1.0
Management fee waivers	(0.8)	(0.7)	(0.7)
Income tax expense(7)	—	7.4	—

Total expenses(8)	4.4%	11.7%	3.4%

Ratio of net investment income (loss) to average net assets(2)	(2.1)%	(2.2)%	(0.8)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(6.9)%	12.2%	(45.4)%
Portfolio turnover rate	25.7%	37.8%	21.4%
Average net assets	$200,734	$192,333	$282,058
Credit facility outstanding, end of period(9)	$—	$8,000	$1,000
Term loan outstanding, end of period(9)	$60,000	$70,000	$70,000
Mandatory redeemable preferred stock, end of period(9)	$25,000	$25,000	$25,000
Average shares of common stock outstanding	10,741,466	10,663,300	10,542,233
Asset coverage of total debt(10)	431.9%	394.7%	416.5%
Asset coverage of total leverage (debt and preferred stock)(11)	304.9%	298.9%	308.1%
Average amount of borrowings outstanding per share of common stock during the period	$6.71	$6.86	$7.62

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012	2011
Per Share of Common Stock(1)
Net asset value, beginning of period	$29.96	$23.74	$23.01	$20.56
Net investment income (loss)(2)	(0.15)	(0.14)	0.08	0.25
Net realized and unrealized gain (loss) on investments	5.38	8.13	2.27	3.60
Net change in unrealized losses — conversion to taxable corporation	—	—	—	—

Total income (loss) from investment operations	5.23	7.99	2.35	3.85

Common dividends(3)	(2.04)	(1.76)	(1.62)	(1.37)
Common distributions — return of capital(3)	—	—	—	—

Total dividends and distributions — common	(2.04)	(1.76)	(1.62)	(1.37)

Effect of common shares issued in reinvestment of distributions	(0.01)	(0.01)	—	(0.03)

Net asset value, end of period	$33.14	$29.96	$23.74	$23.01

Market value per share of common stock, end of period	$34.99	$28.70	$26.01	$20.21

Total investment return based on common stock market value(4)	30.2%	18.1%	37.8%	19.3%
Total investment return based on net asset value(5)	18.1%	35.1%	10.5%	20.3%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$348,496	$313,404	$247,017	$238,030
Ratio of expenses to average net assets:
Management fees	2.7%	2.5%	2.4%	2.4%
Other expenses	0.4	0.5	0.6	0.7

Subtotal	3.1	3.0	3.0	3.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.7	0.8	0.9	0.8
Management fee waivers	(0.4)	(0.1)	—	—
Income tax expense(7)	9.0	17.1	5.6	10.0

Total expenses(8)	12.4%	20.8%	9.5%	13.9%

Ratio of net investment income (loss) to average net assets(2)	(0.4)%	(0.5)%	0.3%	1.1%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	15.2%	29.2%	9.9%	17.1%
Portfolio turnover rate	31.4%	38.4%	34.6%	68.1%
Average net assets	$360,463	$284,880	$246,183	$231,455
Credit facility outstanding, end of period(9)	$44,000	$85,000	$72,000	$77,000
Term loan outstanding, end of period(9)	$70,000	$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$—	$—	$—	$—
Average shares of common stock outstanding	10,489,146	10,430,618	10,372,215	10,301,878
Asset coverage of total debt(10)	405.7%	468.7%	443.1%	409.1%
Asset coverage of total leverage (debt and preferred stock)(11)	405.7%	468.7%	443.1%	409.1%
Average amount of borrowings per share of common stock during the period	$9.16	$7.46	$7.54	$6.07

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2010	2009	2008
Per Share of Common Stock(1)
Net asset value, beginning of period	$16.58	$16.10	$23.95
Net investment income (loss)(2)	(0.18)	0.10	0.09
Net realized and unrealized gain (loss) on investments	5.39	1.68	(5.89)
Net change in unrealized losses — conversion to taxable corporation	—	—	(0.38)

Total income (loss) from investment operations	5.21	1.78	(6.18)

Common dividends(3)	(0.51)	—	—
Common distributions — return of capital(3)	(0.69)	(1.30)	(1.67)

Total dividends and distributions — common	(1.20)	(1.30)	(1.67)

Effect of common shares issued in reinvestment of distributions	(0.03)	—	—

Net asset value, end of period	$20.56	$16.58	$16.10

Market value per share of common stock, end of period	$18.21	$13.53	$9.63

Total investment return based on common stock market value(4)	45.8%	56.0%	(54.8)%
Total investment return based on net asset value(5)	34.3%	14.4%	(27.0)%
Supplemental Data and Ratios(6)
Net assets applicable to common stockholders, end of period	$211,041	$168,539	$162,687
Ratio of expenses to average net assets:
Management fees	2.1%	2.0%	0.4%
Other expenses	1.0	1.3	1.1

Subtotal	3.1	3.3	1.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	0.9	0.8	2.0
Management fee waivers	—	—	—
Income tax expense(7)	16.3	6.9	—

Total expenses(8)	20.3%	11.0%	3.5%

Ratio of net investment income (loss) to average net assets(2)	(1.0)%	0.7%	0.4%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	28.3%	11.3%	(29.5)%
Portfolio turnover rate	33.4%	20.9%	27.0%
Average net assets	$188,307	$160,847	$211,531
Credit facility outstanding, end of period(9)	$57,000	$56,000	$57,000
Term loan outstanding, end of period(9)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$—	$—	$—
Average shares of common stock outstanding	10,212,289	10,116,071	10,073,398
Asset coverage of total debt(10)	470.2%	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	470.2%	—	—
Average amount of borrowings per share of common stock during the period	$5.38	$5.28	$7.50

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Based on average shares of common stock outstanding.

(2)	Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)	The information presented for each period is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)	Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions, if any, at actual prices pursuant to the Company’s dividend reinvestment plan.

(5)	Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)	Unless otherwise noted, ratios are annualized.

(7)	For the fiscal years ended November 30, 2017, 2015 and 2008, the Company reported a net income tax benefit of $7,857 (3.9% of average net assets); $76,311 (27.1% of average net assets) and $33,264 (15.7% of average net assets), respectively, primarily related to unrealized losses on investments. Income tax expense is assumed to be 0% because the Company reported a net income tax benefit during these years.

(8)	For the fiscal year ended November 30, 2008, total expenses exclude 0.4% relating to bad debt expense for the ratio of expenses to average net assets.

(9)	Principal / liquidation value.

(10)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior securities representing indebtedness (principal value) and MRP Shares (liquidation value) divided by senior securities representing indebtedness (principal value). Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the Revolving Credit Facility and Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(1)(A) for the asset coverage of total debt disclosure.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by any other senior securities representing indebtedness (principal value) and MRP Shares (liquidation value) divided by the aggregate amount of any other senior securities representing indebtedness (principal value) and MRP Shares (liquidation value). Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these tests, the Credit Facility and the Term Loan are considered senior securities representing indebtedness. Prior to July 7, 2010, the Company was a business development company under the 1940 Act and not subject to the requirements of section 18(a)(2)(A) for the asset coverage of total debt and preferred stock disclosure.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

1.	Organization

Kayne Anderson Energy Development Company (the “Company”) was organized as a Maryland corporation on May 24, 2006. The Company is an externally managed, non-diversified closed-end management investment company. The Company commenced investment operations on September 21, 2006. The Company’s shares of common stock are listed on the New York Stock Exchange (“NYSE”) under the symbol “KED.” The Company is taxed as a corporation. See Note 6 — Income Taxes.

The Company’s investment objective is to generate both current income and capital appreciation primarily through equity and debt investments. The Company seeks to achieve this objective by investing at least 80% of its total assets in securities of companies that derive the majority of their revenue from activities in the energy industry (“Energy Companies”), including: (a) Midstream Energy Companies, which are businesses that operate assets used to gather, transport, process, treat, terminal and store natural gas, natural gas liquids, propane, crude oil or refined petroleum products; (b) Upstream Energy Companies, which are businesses engaged in the exploration, extraction and production of natural resources, including natural gas, natural gas liquids and crude oil, from onshore and offshore geological reservoirs; and (c) Other Energy Companies, which are businesses engaged in owning, leasing, managing, producing, processing and selling of coal and coal reserves; the marine transportation of crude oil, refined petroleum products, liquefied natural gas, as well as other energy-related natural resources using tank vessels and bulk carriers; and refining, marketing and distributing refined energy products, such as motor gasoline and propane, to retail customers and industrial end-users. A majority of the Company’s investments are in entities structured as master limited partnerships (“MLPs”), including both publicly-traded MLPs and private MLPs, which are structured much like publicly-traded MLPs.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments will be valued monthly with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations and supporting documentation are submitted to the Valuation Committee (a committee of the Company’s Board of Directors) and the Board of Directors on a quarterly basis.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•

Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of total assets.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

At November 30, 2017, the Company held 4.8% of its net assets applicable to common stockholders (2.9% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at November 30, 2017 was $8,383. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

F. Return of Capital Estimates — Distributions received from the Company’s investments in MLPs and other securities generally are comprised of income and return of capital. The Company records investment income and return of capital based on estimates made at the time such distributions are received. The Company estimates that 93% of distributions received from its MLP investments were return of capital distributions. This estimate is adjusted to actual in the subsequent fiscal year when tax reporting information related to the Company’s MLP investments is received. Such estimates for MLPs and other investments are based on historical information available from each investment and other industry sources. These return of capital estimates do not include any changes that may result from the Tax Cuts and Jobs Act. See Note 13 — Subsequent Events.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e. its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. For the fiscal year ended November 30, 2017, the Company estimated $22,038 of return of capital and $104 of distributions that were in excess of cost basis. The distributions that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s MLP investments are limited to the total amount of the cash distributions received from such investments. For income tax purposes, the cost basis reductions for the Company’s MLP investments typically exceed cash distributions received from such investments due to allocated losses from these investments. See Note 6 — Income Taxes. The following table sets forth the estimated total return of capital portion of the dividends and distributions received that are attributable to net realized gains (losses) and net change in unrealized gains (losses).

For the Fiscal Year Ended November 30, 2017
Return of capital portion of dividends and distributions received	90%
Return of capital — attributable to net realized gains (losses)	$2,912
Return of capital — attributable to net change in unrealized gains (losses)	19,126

Total return of capital	$22,038

For the fiscal year ended November 30, 2017, the Company estimated the return of capital portion of distributions received to be $21,432 (88%). This amount was increased by $606 due to 2016 tax reporting information received by the Company in fiscal 2017. As a result, the return of capital percentage for the fiscal year ended November 30, 2017 was 90%. In addition, for the fiscal year ended November 30, 2017, the Company estimated the cash distributions that were in excess of cost basis to be $104.

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts to the extent that such amounts are expected to be collected. When investing in securities with payment in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Certain of the Company’s debt securities may be purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

in the Company’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Company discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the fiscal year ended November 30, 2017, the Company received $1,484 of non-cash distributions from its investment in Enterprise Products Partners L.P.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis as described in Note 11 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, the payments made to holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and, therefore, the characterization may differ from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Income Taxes — The Company is taxed as a corporation and pays federal and applicable state corporate taxes on its taxable income. The Company invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Current income taxes reflect the amount of income taxes that the Company expects to be payable as of a measurement date applying the provisions of the enacted tax laws. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses. To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s MLP holdings), the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

The Company may rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated current or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the current or deferred tax liability.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2012 remain open and subject to examination by the federal and state tax authorities. See Note 13 — Subsequent Events.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations.

In October 2016, the Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X required standardized, enhanced disclosure about derivatives in investment company financial statements, and changed the rules governing the form and content of such financial statements. The Company adopted the amendments to Regulation S-X as of August 1, 2017, which requires disclosure of the notional amount of open call option contracts written. As of November 30, 2017, the Company did not have any open option contracts.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap or cap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap or cap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of interest rate swap agreements are recorded as realized gains or losses in the Statement of Operations. The Company generally values interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

The Company may also write (sell) call options with the purpose of generating income or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

M. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (revolving credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU No. 2015-03 requires that all costs incurred to issue debt be presented in the balance sheet as a direct deduction from the carrying value of the debt. In August 2015, the FASB issued ASU No. 2015-15 “Interest — Imputation of Interest (Subtopic 835-30), Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements”. ASU No. 2015-15 states that the SEC staff will not object to an entity presenting the cost of securing a revolving line of credit as an asset, regardless of whether a balance is outstanding. In the first quarter of fiscal 2017, the Company adopted ASU No. 2015-03 and ASU No. 2015-15 and has classified the costs incurred to issue the Term Loan and MRP Shares as a deduction from the carrying value of the Term Loan and MRP Shares on the Statement of Assets and Liabilities. Previously, these issuance costs were capitalized as an asset on the Statement of Assets and Liabilities. Additionally, the Company has updated its disclosure in Notes 10 and 11 related to the unamortized Term Loan and MRP Share issuance costs. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of the Term Loan or MRP Shares. There was no financial reporting impact to information presented for prior periods as a result of this accounting standard update.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Company’s assets measured at fair value on a recurring basis at November 30, 2017, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$280,837	$265,356	$7,098	(1)	$8,383
Short-term investments	5,745	5,745	—		—

Total assets of fair value	$286,582	$271,101	$7,098		$8,383

(1)	The Company’s investment in Plains AAP, L.P. (“PAGP-AAP”) is exchangeable on a one-for-one basis into either Plains GP Holdings, L.P. (“PAGP”) shares or Plains All American Pipeline, L.P. (“PAA”) units at the Company’s option. The Company values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of November 30, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. The Company categorizes its investment as a Level 2 security for fair value reporting purposes.

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2017. For the fiscal year ended November 30, 2017, there were no transfers between Level 1 and Level 2.

As of November 30, 2017, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000. The MRP Shares were issued in a private placement to an institutional investor, are not registered under the Securities Act of 1933 and are not listed on any exchange or automated quotation system. As such, the Company categorizes the MRP Shares as Level 3 and determines fair value of this instrument based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The Company records these MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of November 30, 2017, the estimated fair value of the MRP Shares was $24,800. See Note 11 —Preferred Stock.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2017.

Equity Investments
Balance — November 30, 2016	$12,033
Purchase	2,803
Transfers out to Level 1 and 2	(7,839)
Realized gains (losses)	—
Unrealized gains (losses), net	1,386

Balance — November 30, 2017	$8,383

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The purchase of $2,803 relates to the Company’s investment in Dominion Midstream Partners, LP convertible preferred units (December 2016).

The transfers out of $7,839 relate to the Company’s investment in Western Gas Partners, LP convertible preferred units that were converted into common units during the first and second quarters of 2017. The Company utilizes the beginning of reporting period method for determining transfers between levels.

The $1,386 of unrealized gains relate to investments that were still held at the end of the reporting period, and the Company includes these unrealized gains on the Statement of Operations — Net Change in Unrealized Gains.

Valuation	Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Company values its PIPE investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Company agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Company owns convertible preferred units of Capital Product Partners L.P. (“CPLP”) and Dominion Midstream Partners, LP (“DM”). The convertible preferred units are (in the case of CPLP), or will be (in the case of DM), convertible on a one-for-one basis into common units and are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Company’s Board of Directors has determined that it is appropriate to value the convertible preferred units using a convertible pricing model. This model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, the Company estimates (i) the credit spread for the convertible preferred units, which is based on credit spreads for comparable companies for CPLP and DM, and (ii) the expected volatility for the underlying common units, which is based on historical volatility. For CPLP, the Company applies a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for its convertible securities relative to the values calculated using the pricing model. For these securities, if the resulting price for the convertible preferred units is less than the public market price for the underlying common units at such time, the public market price for the common units will be used to value the convertible preferred units.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of November 30, 2017:

Quantitative Table for Valuation Techniques

				Range		Average
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High
CPLP — valued based on pricing model	$4,752	- Convertible pricing model	- Credit spread	6.3%	6.8%	6.5%
			- Volatility	35.0%	40.0%	37.5%
			- Discount for marketability	10.0%	10.0%	10.0%

DM — value based on pricing model	3,631	- Convertible pricing model	- Credit spread	3.3%	3.8%	3.5%
			- Volatility	22.5%	27.5%	25.0%

Total	$8,383

4.	Concentration of Risk

The Company’s investments are concentrated in the energy sector. The focus of the Company’s portfolio within the energy sector may present more risks than if the Company’s portfolio were broadly diversified across numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Company than on an investment company that does not focus on the energy sector. The performance of securities in the energy sector may lag the performance of other industries or the broader market as a whole. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence. At November 30, 2017, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Securities of energy companies	100.0%
Equity securities	100.0%
Securities of MLPs(1)	83.6%
Largest single issuer	11.2%
Restricted securities	5.5%

(1)	Securities of MLPs consist of preferred and common units of private entities structured as limited partnerships and publicly traded energy-related master limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and their affiliates.

5.	Agreements and Affiliations

A. Administration Agreement — The Company has an administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”) that may be amended from time to time. Pursuant to the agreement, Ultimus will provide certain administrative and accounting services for the Company. The agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company. Effective December 1, 2014, KAFA entered into a fee waiver agreement with the Company that provides for a fee waiver that could reduce the management fee by up to 0.50% (resulting in an annual fee of 1.25%) based on the percentage of the Company’s long-term investments that is not publicly traded (i.e., Level 3

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

investments). If the Company’s public investments (i.e., Level 1 and Level 2 investments) exceed 25% of its total long-term investments, then for every 1% by which those public investments exceed 25% of the Company’s total long-term investments, the management fee would be reduced by 0.0067%. The maximum waiver of 0.50% will apply if the Company holds 100% public investments. For example, if the Company’s public investments are 50% of its total investments, the fee waiver would be 0.17%, and the management fee would be 1.58% after such fee waiver. This fee waiver is determined quarterly based on the Company’s average percentage of public investments using beginning and ending investment values for the preceding fiscal quarter for which the management fee is applied. On March 30, 2017, the Company renewed its investment management agreement and fee waiver agreement with KAFA for a period of one year. The investment management and fee waiver agreements will expire on March 31, 2018 and may be renewed annually thereafter upon approval of the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as such term is defined in the 1940 Act). For the fiscal year ended November 30, 2017, the Company paid management fees at an annual rate of 1.27% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. Total assets (excluding current and deferred taxes) shall equal gross asset value (which includes assets attributable to the use of leverage instruments), minus the sum of accrued and unpaid dividends and distributions on common and preferred stock and accrued liabilities (other than liabilities associated with leverage and deferred taxes). Liabilities associated with leverage include the principal amount of any borrowings, commercial paper or notes that the Company may issue, the liquidation preference of outstanding preferred stock, and other liabilities from other forms of leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Plains GP Holdings, L.P., Plains AAP, L.P. and Plains All American Pipeline, L.P. — Robert V. Sinnott is Co-Chairman of Kayne Anderson Capital Advisors L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director of PAA GP Holdings LLC, which is the general partner of Plains GP Holdings, L.P. (“PAGP”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own PAGP shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Company believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of (i) the Company’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP and (ii) Mr. Sinnott’s participation on the board of PAA GP Holdings LLC.

ONEOK, Inc. and ONEOK Partners, L.P. — Kevin S. McCarthy, the Chief Executive Officer of the Company, served as a director of ONEOK, Inc. (“OKE”) from December 2015 through May 1, 2017. Effective May 2, 2017, Mr. McCarthy resigned as a director of OKE. OKE is the general partner of ONEOK Partners, L.P. (“OKS”). Despite Mr. McCarthy’s participation on the board of OKE during a portion of the fiscal year ended November 30, 2017, the Company does not believe that it is an affiliate of OKE or OKS because the Company’s and other Kayne Anderson funds’ aggregate ownership of each entity does not meet the criteria described above.

The following table summarizes the Company’s investments in affiliates as of and for the fiscal year ended November 30, 2017:

Investment(1)	No. of Shares/ Units(2) (in 000’s)	Value	Dividends/ Distributions Received	Realized Gains	Net Change in Unrealized Gains (Losses)
Plains All American Pipeline, L.P.	152	$2,969	$667	$3,403	$(7,473)
Plains GP Holdings, L.P.	70	1,441	98	—	(631)
Plains GP Holdings, L.P. — Plains AAP, L.P.	345	7,098	672	—	(4,246)

Total		$11,508	$1,437	$3,403	$(12,350)

(1)	See Schedule of Investments for investment classification.

(2)	During the fiscal year ended November 30, 2017, the Company sold 235 units of PAA, purchased 32 units of PAA and purchased 70 shares of PAGP. There were no sales of PAGP or PAGP-AAP during the fiscal year ended November 30, 2017.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

6.	Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses, if any. See Note 13 — Subsequent Events.

At November 30, 2017, components of the Company’s current and deferred tax assets and liabilities are as follows.

Current income tax liability	$(5,350)

Deferred tax asset:
Organizational costs	$8
Capital loss carryforward — State	639
AMT credit carryforwards	13
Deferred tax liabilities:
Net unrealized gains on investment securities	(23,903)

Total deferred tax liability, net	$(23,243)

During the fiscal year ended November 30, 2017, the Company received federal refunds of $17,980 related to $16,760 of federal claims filed during the fourth quarter of fiscal 2016 and 2017 and a $1,220 federal refund related to overpayment of estimated taxes during the fiscal year end November 30, 2016. The Company also received $139 in state tax refunds (net of payments) including $142 in state carryback claims relating to the 2012 and 2014 tax returns. During the fiscal year ended November 30, 2017, the Company earned taxable income of $16,530 that resulted in a current income tax liability of $5,842. Offsetting this amount is $492 of state estimated over payment amounts.

At November 30, 2017, the Company had state capital loss carryforwards of $23,996 (deferred tax assets of $639). Realization of the deferred tax assets and capital loss carryforwards are dependent on generating sufficient capital gains prior to the expiration of the capital loss carryforward in 2020.

At November 30, 2017, the Company had alternative minimum tax (“AMT”) credit carryforwards of $13. AMT credits can be used to reduce regular tax to the extent that regular tax exceeds the AMT in a future year. AMT credits do not expire. See Note 13 — Subsequent Events.

Although the Company currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized, as the expiration dates for the federal capital and operating loss carryforwards range from five to twenty years.

Based on the Company’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established for the Company’s deferred tax assets. The Company will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Company’s net asset value and results of operations in the period it is recorded.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 35% to the net investment loss and realized and unrealized gains (losses) on investments before taxes as follows:

For the Fiscal Year Ended November 30, 2017
Computed federal income tax benefit at 35%	$7,618
State income tax benefit, net of federal tax	428
Non-deductible distributions on MRP Shares, dividend received deductions and other, net	(189)

Total income tax benefit	$7,857

The Company primarily invests in equity securities issued by MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner of MLPs, the Company includes its allocable share of such MLPs’ income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the fiscal year ended November 30, 2017, the Company reduced its tax cost basis by $19,129 following the filing of its November 30, 2016 federal tax return due to its fiscal 2016 net allocated losses from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

At November 30, 2017, the cost basis of investments for federal income tax purposes was $223,281. The cost basis for federal income tax purposes is $67,002 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the allocated losses from its MLP investments. At November 30, 2017, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$71,466
Gross unrealized depreciation of investments (including options, if any)	(8,165)

Net unrealized appreciation of investments	$63,301

7.	Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

At November 30, 2017, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments

Plains GP Holdings, L.P. — Plains AAP, L.P.(1)
Partnership Interests	(2)	(3)	345	$1,823	$7,098	$20.59	4.1%	2.5%

Level 3 Investments(4)

Capital Product Partners L.P.
Class B Units	(2)	(5)	606	$3,380	$4,752	$7.84	2.7%	1.6%
Dominion Midstream Partners, LP
Convertible Preferred Units	12/1/16	(5)	106	2,803	3,631	34.23	2.1	1.3

Total				$6,183	$8,383		4.8%	2.9%

Total of all restricted securities				$8,006	$15,481		8.9%	5.4%

(1)	The Company values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American, L.P. (“PAA”). As of November 30, 2017, the Company’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 – Fair Value.

(2)	Security was acquired at various dates during prior fiscal years.

(3)	The Company’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Company’s option. Upon exchange, the PAGP shares or PAA units will be freely tradeable.

(4)	Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)	Unregistered or restricted security of a publicly-traded company.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2017 were as follows:

	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2016	1,000	$124
Options written	725	59
Options subsequently repurchased(1)	(725)	(59)
Options exercised	(1,000)	(124)
Options expired	—	—

Options outstanding at November 30, 2017	—	$—

(1)	The price at which the Company subsequently repurchased the options was $14, which resulted in net realized gains of $45.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Interest Rate Swap Contracts — The Company may enter into interest rate swap contracts to partially hedge itself from increasing expense on its leverage resulting from increasing interest rates. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early, then the Company could be required to make a termination payment. As of November 30, 2017, the Company did not have any interest rate swap contracts outstanding.

The Company did not have any derivative instruments outstanding as of November 30, 2017. The following table sets forth the effect of the Company’s derivative instruments on the Statement of Operations:

		For the Fiscal Year Ended November 30, 2017
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options written	Options	$45	$157

9.	Investment Transactions

For the fiscal year ended November 30, 2017, the Company purchased and sold securities in the amounts of $83,331 and $88,962 (excluding short-term investments and options, if any).

10.	Credit Facility and Term Loan

On August 11, 2017, the Company entered into a senior secured credit facility (the “Credit Facility”) which includes a $60,000 secured term loan (the “Term Loan”) and a $70,000 secured revolving facility (the “Revolving Credit Facility”). The Term Loan has a four-year term maturing on August 11, 2021, and the Revolving Credit Facility has a two-year commitment maturing on August 11, 2019. The interest rate on $30,000 of the Term Loan is fixed at 3.06%, and the interest rate on the remaining $30,000 of the Term Loan is LIBOR plus 1.40%. The interest rate on outstanding loan balances on the Revolving Credit Facility is LIBOR plus 1.25%. The Company pays a fee of 0.30% per annum on any unused amounts under the Revolving Credit Facility.

The obligations under the Credit Facility are collateralized by substantially all of the Company’s assets. The Credit Facility contains affirmative and reporting covenants and certain financial ratio and restrictive covenants, including maintaining asset coverage ratios. The Credit Facility also contains customary representations and warranties and events of default. Under the terms of the Credit Facility, the Company is restricted from paying distributions to stockholders if, after giving effect to the distribution, the Company would be in default of the Credit Facility.

As of November 30, 2017, $60,000 was borrowed on the Term Loan at a weighted interest rate of 2.85% and there were no borrowings under the Revolving Credit Facility ($70,000 of undrawn capacity). As of November 30, 2017, the Company had unamortized issuance costs totaling $335 related to its Term Loan.

As of November 30, 2017, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.	Preferred Stock

At November 30, 2017, the Company had 1,000,000 shares of MRP Shares outstanding with a total liquidation value of $25,000 ($25.00 per share), an estimated fair value of $24,800 and unamortized issuance costs of $65. The Series A MRP Shares pay quarterly dividends at a rate of 3.37% per annum and mature on

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

April 10, 2020. The Series A MRP Shares are the first issuance under a three-year, $100,000 uncommitted private shelf facility provided by an institutional investor.

On November 30, 2017, the Company’s Series A MRP Shares were rated “A” by FitchRatings. The dividend rate on the Company’s MRP Shares will increase between 0.5% to 4.0% if the credit rating is downgraded below “A” by FitchRatings. Further, the annual dividend rate for the MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make dividend or certain other payments. The Company is required to maintain a current rating from one rating agency with respect to each series of MRP Shares.

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225% or the Company would fail to maintain its basic maintenance amount as stated in the Company’s rating agency guidelines.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At November 30, 2017, the Company was in compliance with the asset coverage and basic maintenance requirements of its MRP Shares.

12.	Common Stock

At November 30, 2017, the Company has 199,000,000 shares of common stock authorized and 10,777,174 shares outstanding. As of November 30, 2017, KACALP owned directly and indirectly 18,450 shares of the Company. Transactions in common shares for the fiscal year ended November 30, 2017 were as follows:

Shares outstanding at November 30, 2016	10,704,709
Shares issued through reinvestment of distributions	72,465

Shares outstanding at November 30, 2017	10,777,174

13.	Subsequent Events

On December 14, 2017, the Company declared its quarterly distribution of $0.40 per common share for the fourth quarter. The total distribution of $4,311 was paid January 12, 2018. Of this total, pursuant to the Company’s dividend reinvestment plan, $257 was reinvested into the Company through open market purchases of common stock.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Tax Reform Bill”) was signed into law. Prior to enactment of the Tax Reform Bill, the Company’s deferred tax liability was based primarily on the federal rate of 35%. The Tax Reform Bill cut the federal tax rate to 21%, significantly reducing the Company’s deferred tax liability and increasing the Company’s net asset value. The decrease to the deferred tax liability was reflected in the Company’s net asset value reported on December 22, 2017 (the date of enactment).

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

Other changes in the Tax Reform Bill that impact the Company include limitations on the deductibility of net interest expense and limitations on the usage of net operating loss carryforwards (and elimination of carrybacks). To the extent certain deductions are limited in any given year, the Company will be able to utilize such deductions in future periods if it has sufficient taxable income.

The Tax Reform Bill also repealed the corporate Alternative Minimum Tax (“AMT”) for tax years beginning after December 31, 2017 and provides that existing AMT credit carryforwards will be refundable. The Company will remain subject to corporate AMT for fiscal 2018 but expects to file for refunds of AMT credit carryforwards, if any, beginning in fiscal 2019. Further, the Tax Reform Bill permits immediate expensing of qualified capital expenditures for the next five years, and as a result, the Company’s portfolio companies may pass through more deductions which may result in a higher portion of distributions received to be characterized as return of capital.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Kayne Anderson Energy Development Company

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of the Kayne Anderson Energy Development Company (the “Company”) as of November 30, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Los Angeles, California

January 29, 2018

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (“KED”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  Payment history and transaction history

∎  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KED chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KED share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KED

What we do
How does KED protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KED has adopted internal policies to protect your non-public personal information.

How does KED collect my personal information?

We collect your personal information, for example, when you

∎  Provide account information

∎  Buy securities from us or make a wire transfer

∎  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ KED does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ KED does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ KED doesn’t jointly market.

Other important information
None.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Company, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Company may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Company’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Company to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Company’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Company, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Company to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Company at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Company, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Company issues the remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Company because the Company declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Company.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Company’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Company, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Company’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Company related proxy solicitation materials and each Company report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Company.

10. In the event that the Company makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Company.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (866) 627-2675. Such termination will be effective immediately. The Plan may be terminated by the Company upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Company. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Company at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Company will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Company held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: September 5, 2006

Amended: July 9, 2007

Amended: April 2, 2009

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Independent Directors(1)

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

William R. Cordes (born 1948)	Director. 3-year term (until the 2020 Annual Meeting of Stockholders)/served since 2008	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	Current: • Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) • Boardwalk Pipeline Partners, LP (midstream MLP) Prior: • Northern Border Partners, L.P. (midstream MLP)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2020 Annual Meeting of Stockholders)/served since 2006	Management consultant to Northstar Midstream, a private developer and operator of petroleum infrastructure assets since March 2016. Executive Vice President of Kealine, LLC, (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), from February 2007 to March 2016. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”) (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.

Current:

•  KMF

•  Magellan Midstream Partners, L.P.
(midstream MLP)

Prior:

•  Peregrine Midstream Partners LLC
(natural gas storage)

•  Seaspan Corporation
(containership chartering)

•  Targa Resources Partners LP
(midstream MLP)

•  TEPPCO Partners, L.P.
(midstream MLP)

Albert L. Richey (born 1949)	Director. 3-year term (until the 2019 Annual Meeting of Stockholders)/served since 2006	Retired from Anadarko Petroleum Corporation in August 2016 after serving as Senior Vice President Finance and Treasurer from January 2013 to August 2016; Vice President Special Projects from January 2009 to December 2012; Vice President Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005 and Treasurer from 1987 to 1995.	Current: • KMF Prior: • Boys & Girls Clubs of Houston • Boy Scouts of America

William L. Thacker (born 1945)	Director. 3-year term (until the 2018 Annual Meeting of Stockholders)/served since 2006	Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013. Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.

Current:

•  QEP Resources, Inc. (oil and gas exploration and production company)

•  KMF

Prior:

•  Copano Energy, L.L.C.
(midstream MLP)

•  GenOn Energy, Inc.
(electricity generation and sales)

•  Pacific Energy Partners, L.P.
(midstream MLP)

•  TEPPCO Partners, L.P.
(midstream MLP)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Interested Directors

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors and Chief Executive Officer. 3-year term as a director (until the 2018 Annual Meeting of Stockholders). Elected annually as an officer/served since inception	Managing Partner of KACALP since June 2004 and Co-Managing Partner of KAFA since 2006. Chief Executive Officer of Kayne Anderson MLP Investment Company (“KYN”); Kayne Anderson Energy Total Return Fund, Inc. (“KYE”); and KMF since inception (KYN inception in 2004; KYE inception in 2005 and KMF inception in 2010).

Current:

•  KYN

•  KYE

•  KMF

•  Kayne Anderson Acquisition Corp. (special purpose acquisition company)

•  Range Resources Corporation
(oil and gas exploration and production company)

Prior:

•  Clearwater Natural Resources, L.P.
(coal mining)

•  Direct Fuel Partners, L.P.
(transmix refining and fuels distribution)

•  Emerge Energy Services LP
(frac sand MLP)

•  International Resource Partners LP
(coal mining)

•  K-Sea Transportation Partners LP
(shipping MLP)

•  ONEOK, Inc.
(midstream company)

•  ProPetro Services, Inc.
(oilfield services)

James C. Baker(3) (born 1972)	Director and President. 3-year term as a director (until the 2019 Annual Meeting of Stockholders)/served since 2013. Elected annually as an officer since June 2005. President since June 2016. Executive Vice President from June 2008 to June 2016	Senior Managing Director of KACALP and KAFA since February 2008. President of KYN, KYE and KMF since June 2016. Executive Vice President of KYN and KYE from June 2008 to June 2016 and KMF from August 2010 to June 2016.	Prior: • K-Sea Transportation Partners LP (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

Terry A. Hart(3) (born 1969)	Director, Chief Financial Officer and Treasurer. 3-year term as director (until the 2020 Annual Meeting of Stockholders). Served as director since 2015. Elected annually as an officer/served since inception	Managing Director of KACALP since December 2005 and Chief Financial Officer of KAFA since 2006. Chief Financial Officer and Treasurer of KYN and KYE since December 2005 and KMF since August 2010. Chief Financial Officer of Kayne Anderson Acquisition Corp. since December 2016.	Current: • The Source for Women (not-for-profit organization)

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS

(UNAUDITED)

Non-Director Officers

Name(2) (Year Born)	Position(s) Held with Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Other Directorships Held by Director/Officer During Past Five Years

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually/served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008	Managing Partner of KACALP since 2004 and Co-Managing Partner of KAFA since 2006. Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KYE since 2005. Executive Vice President of KYN and KYE since June 2008 and KMF since August 2010.	None

Ron M. Logan, Jr. (born 1960)	Senior Vice President Elected annually/served since September 2012	Senior Managing Director of KACALP and KAFA since February 2014. Managing Director of KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KMF since June 2012. Senior Vice President of KYN and KYE since September 2012.	Prior: • VantaCore Partners LP (aggregates)

Jody C. Meraz (born 1978)	Vice President. Elected annually/served since 2011	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KYN, KYE and KMF since 2011.	None

Alan R. Boswell (born 1978)	Vice President. Elected annually/served since 2017	Managing Director of KACALP and KAFA since January 2018. Senior Vice President of KACALP and KAFA from July 2014 to January 2018. Vice President of KACALP and KAFA from 2012 to July 2014. Vice President of KYN, KYE and KMF since 2017.	None

Michael O’Neil (born 1983)	Chief Compliance Officer. Elected annually/served since 2014	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYN, KYE, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. Compliance officer at BlackRock Inc. from January 2008 to February 2012.	None

David J. Shladovsky (born 1960)	Secretary. Elected annually/served since inception	General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYN since 2004; KYE since 2005 and KMF since August 2010.	None

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by KAFA, the Company’s investment adviser, and the Fund Complex includes KYN, KYE, KED and KMF. Each Independent Director oversees two registered investment companies in the Fund Complex, the Company and KMF, as noted above.

(2)	The address of each director and corporate officer is c/o KA Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.

(3)	Mr. McCarthy, Mr. Baker and Mr. Hart are “interested persons” of the Company as defined in the 1940 Act by virtue of their employment relationship with KAFA.

Additional information regarding the Company’s directors is contained in the Company’s Statement of Additional Information, the most recent version of which can be found on the Company’s website at http://www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

ANNUAL CERTIFICATION

(UNAUDITED)

The Company’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Company of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Company’s website, http://www.kaynefunds.com; and

•	on the SEC’s website, http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Company files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q and Form N-30B-2. The Company’s Form N-Q and Form N-30B-2 are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also makes its Form N-Q and Form N-30B-2 available on its website at http://www.kaynefunds.com.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

James C. Baker	Director and President

Terry A. Hart	Director, Chief Financial Officer and Treasurer

David J. Shladovsky	Secretary

Michael J. O’Neil	Chief Compliance Officer

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

Ron M. Logan, Jr.	Senior Vice President

Alan R. Boswell	Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017

Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of directors has determined that the Registrant has four audit committee financial experts serving on its Audit Committee.

(a)(2) The audit committee financial experts are William R. Cordes, Barry R. Pearl, Albert L. Richey, and William L. Thacker. Messrs. Cordes, Pearl, Richey, and Thacker are “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (i) fiscal year ended November 30, 2017, and (ii) fiscal year ended November 30, 2016.

	2017	2016
Audit Fees	$185,000	$176,100
Audit-Related Fees	—	—
Tax Fees	225,000	116,800
All Other Fees	—	—

Total	$410,000	$292,900

With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.

(i) Before the auditor is engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the Registrant’s investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal years ended November 30, 2017 and 2016 were $225,000 and $116,800, respectively. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $4,893,000 and $4,516,000 for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended November 30, 2017 and 2016, respectively.

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and has determined that the provision of such non-audit services is compatible with maintaining the Registrant’s principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). William R, Cordes (Chair), Barry R. Pearl, Albert L. Richey and William L. Thacker are the members of the Registrant’s Audit Committee.

Item 6. Investments.

(a) Please see the Schedule of Investments contained in the KED Annual Report for the fiscal year ended November 30, 2017 included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective proxy voting policies and procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing this report, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:

Kevin S. McCarthy has served as the Registrant’s Chief Executive Officer and co-portfolio manager since September 2006 and has served as the Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company (“KYN”) since June 2004, of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) since May 2005 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Managing Partner of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and Co-Managing Partner of the Adviser (together with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.

J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager (since September 2006), Managing Partner of KACALP since 2004 and Co-Managing Partner of the Adviser since 2006. He serves as portfolio manager of Kayne Anderson’s various funds investing in master limited partnership (“MLP”) securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYN since June 2004 and of KYE since May 2005, Vice President of KYN from June 2004 through June 2008 and of KYE from May 2005 through June 2008, Executive Vice President of KYN and KYE since June 2008, and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $4 billion in assets in MLPs and midstream companies and other Kayne Anderson energy funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.

James C. Baker is the Registrant’s Director and President and co-portfolio manager of KYN, KYE, KED and KMF (since November 2017). Mr. Baker has served as Senior Managing Director of KACALP and the Adviser since February 2008; President of KYN, KYE, KED and KMF since June 2016; and Executive Vice President of KYN and KYE from June 2008 to June 2016 and of KED and KMF from August 2010 to June 2016. Prior to joining Kayne Anderson in 2004, Mr. Baker was Director in Planning and Analysis at El Paso Corporation from April 2004 to December 2004. Prior to that, he was a Director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the energy industry. Prior to joining UBS in 2000, Mr. Baker was an Associate in the energy investment banking group at PaineWebber Incorporated. He earned a BBA degree in Finance from the University of Texas at Austin in 1995 and an MBA degree in Finance from Southern Methodist University in 1997.

(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts and include accounts that pay advisory fees based on account performance shown in the separate table below under (a)(2)(iii). Information is shown as of November 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	3	$4,365	—	$—	8	$284
J.C. Frey	5	$4,727	13	$2,652	16	$890
James C. Baker	3	$4,365	—	$—	8	$284

(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:

The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2017. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Registrant)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)	Number of Accounts	Total Assets in the Accounts ($ in millions)
Kevin S. McCarthy	—	N/A	—	$—	7	$269
J.C. Frey	—	N/A	11	$2,539	5	$390
James C. Baker	—	N/A	—	$—	7	$269

(a)(2)(iv) Potential Material Conflicts of Interest:

Some of the other accounts managed by Messrs. McCarthy, Frey and Baker have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.

(a)(3) Compensation of Each Portfolio Manager:

As of November 30, 2017, Messrs. McCarthy, Frey and Baker are compensated by Kayne Anderson through partnership distributions from Kayne Anderson, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts (including the Registrant), which, with respect to certain accounts (not including the Registrant), as noted above, are based in part on the performance of those accounts.

Additional benefits received by Messrs. McCarthy, Frey and Baker are normal and customary benefits generally available to all salaried employees.

(a)(4) As of November 30, 2017, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:

Kevin S. McCarthy: $500,001-$1,000,000

J.C. Frey: $100,001-$500,000

James C. Baker: $500,001-$1,000,000

Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy, Frey and Baker could be deemed to also indirectly own a portion of the Registrant’s equity securities.

(b) Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing of this report and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Exchange Act.

(b) There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99)	Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99)	Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

Date: January 29, 2018	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors
and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: January 29, 2018	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors
and Chief Executive Officer

Date: January 29, 2018	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive and Principal Financial Officers of the Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.

(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.